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                                                                   EXHIBIT 10.12

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                      NON-INTERFERENCE, NON-DISCLOSURE AND
                            NON-COMPETITION AGREEMENT

                                      AMONG

                               RR INVESTORS, LLC,

                              RR INVESTORS II, LLC

                          RED ROBIN INTERNATIONAL, INC.

                                       AND

                                MICHAEL J. SNYDER

                      ------------------------------------
                            Dated as of May 11, 2000
                      ------------------------------------

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                                TABLE OF CONTENTS

                                                                            Page

1.   Confidentiality and Non-Competition.....................................1

2.   Covenant Not to Compete.................................................1

3.   Nondisclosure of Confidential Information...............................2

4.   No Interference.........................................................2

6.   Injunctive Relief.......................................................2

7.   Extension of Restricted Periods.........................................3

8.   Successors; Binding Agreement...........................................3

9.   Waiver and Modification.................................................3

10.  Severability............................................................3

11.  Governing Law; Submission to Jurisdiction...............................4

12.  Notices.................................................................4

13.  Captions and Section Headings...........................................5

14.  Entire Agreement........................................................5

15.  Counterparts............................................................5

16.  No Strict Construction..................................................5

                                      -i-

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                      NON-INTERFERENCE, NON-DISCLOSURE AND
                            NON-COMPETITION AGREEMENT

          THIS NON-INTERFERENCE, NON-DISCLOSURE AND NON-COMPETITION AGREEMENT is made and entered into this 11th day of May, 2000, among RR INVESTORS, LLC, a Virginia limited liability company ("Investors I"), RR INVESTORS II, LLC, a Virginia limited liability company ("Investors II, and together with Investors I, the "Buyer"), RED ROBIN INTERNATIONAL, INC., a Nevada corporation (the "Company") and MICHAEL J. SNYDER (the "Executive").

          Buyer has agreed to acquire (the "Acquisition") newly issued shares of common stock of the Company pursuant to a certain Stock Subscription Agreement dated as of February 18, 2000, among Buyer and the Company (the "Subscription Agreement"). The execution and delivery of this Non-Interference, Non-Disclosure and Non-Competition Agreement is a condition to the closing of the Acquisition, and the Executive acknowledges that Buyer and its investors are relying on the covenants of the Executive contained herein in proceeding with the Acquisition.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. Confidentiality and Non-Competition. The Executive acknowledges that (i) the agreements and covenants contained herein are essential to protect the Company's business and assets and (ii) by virtue of his past association with the Company, the Executive has obtained such knowledge, know-how, training and experience and there is a substantial probability that such knowledge, know-how, training and experience could be used to the substantial advantage of a competitor of the Company and to the Company's substantial detriment. The Executive also acknowledges that Buyer has entered into the Subscription Agreement and will consummate the purchase contemplated thereby, and that investors have invested in Buyer, in reliance, in part, on the covenants made by the Executive herein.

     2. Covenant Not to Compete. The Executive agrees that, for the period commencing on the date hereof and ending on the fifth anniversary after the date hereof (the "Restrictive Period"), the Executive shall not, in the Territory (hereinafter defined), directly or indirectly, either for himself or for, with or through any other Person, own, manage, operate, control, be employed by, participate in, loan money to or be connected in any manner with, or permit his name to be used by, any business which is engaged in the casual dining restaurant business (a "Competitive Activity"). For purposes of this Agreement, the term "participate" includes any direct or indirect interest, whether as an officer, director, employee, partner, sole proprietor, trustee, beneficiary, agent, representative, independent contractor, consultant, advisor, provider of personal services, creditor, owner (other than by ownership of less than five percent of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the NASD National Market (a "Public
Company"); provided, that this Section 7
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shall not prohibit the Executive from (i) owning a passive equity interest in an entity (including Mach Robin LLC, a Washington limited liability company, subject to the non-competition covenants in the Area Development Agreements and Franchise Agreements with the Company) so long as such entity operates only restaurants operated as "Red Robin" restaurants pursuant to franchise agreements with the Company and (ii) so long as such activities do not adversely affect Executive's ability to devote his entire working effort as the Chairman, Chief Executive Officer and President of the Company so long as he is so employed, consulting with and giving advise to entities permitted by clause (i) of this proviso. Territory means North America and the territories of the United States in the Caribbean, including Puerto Rico.

     3. Nondisclosure of Confidential Information. The Executive shall not disclose to any person or entity or use, any information not in the public domain, in any form, acquired by the Executive while he was employed or associated with the Company or, if acquired following the termination of such association, such information which, to the Executive's knowledge, has been acquired, directly or indirectly, from any person or entity owing a duty of confidentiality to the Company, relating to the Company or its business. The Executive agrees and acknowledges that all of such information, in any form, and copies and extracts thereof are and shall remain the sole and exclusive property of the Company, and the Executive shall on request return to the Company the originals and all copies of any such information provided to or acquired by the Executive in connection with his association with the Company, and shall return to the Company all files, correspondence and/or other communications received, maintained and/or originated by the Executive during the course of such association.

     4. No Interference. During the Restrictive Period, the Executive shall not, without the prior written approval of Buyer, directly or indirectly through any other Person (i) induce or attempt to induce any employee of the Company at the level of assistant store manager or higher to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any Person who was an employee of the Company at the level of assistant store manager or higher within twelve months after such Person's employment with the Company was terminated for any reason or (iii) induce or attempt to induce any supplier or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such supplier or business relation and the Company.

     5. Reasonableness of Restrictions. The Executive agrees that the covenants set forth in Sections 2, 3 and 4 are reasonable with respect to their duration, geographical area and scope. In the event that any of the provisions of Sections 2, 3 or 4 relating to the geographic or temporal scope of the covenants contained therein or the nature of the business or activities restricted thereby shall be declared by a court of competent jurisdiction or arbitral panel to exceed the maximum restrictiveness such court or arbitral panel deems enforceable, such provision shall be deemed to be replaced herein by the maximum restriction deemed enforceable by such court or arbitral panel.

     6. Injunctive Relief. The parties hereto agree that Buyer and the Company would suffer irreparable harm from a breach by the Executive of any of the covenants or agreements

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contained herein, for which there is no adequate remedy at law. Therefore, in the event of the actual or threatened breach by the Executive of any of the provisions of this Agreement, Buyer or the Company, or their respective successors or assigns, may, in addition and supplementary to other rights and remedies existing in their favor, apply to any court of law or equity of competent jurisdiction for specific performance, injunctive or other relief in order to enforce compliance with, or prevent any violation of, the provisions hereof, and that, in the event of such a breach or threat thereof, Buyer and the Company shall be entitled to obtain a temporary restraining order and/or a preliminary or permanent injunction restraining the Executive from engaging in activities prohibited hereby or such other relief as may be required to specifically enforce any of the covenants contained herein.

     7. Extension of Restricted Periods. In addition to the remedies Buyer and the Company may seek and obtain pursuant to this Agreement, the restricted periods set forth herein shall be extended by any and all periods during which the Executive shall be found by a court to have been in violation of the covenants contained herein.

     8. Successors; Binding Agreement. This Agreement shall inure to the benefit of Buyer, the Company and their Affiliates, successors and assigns, and shall be binding upon the Executive and his legal representatives and assigns. Buyer and the Company may assign or transfer their rights hereunder to any of their Affiliates or to a successor entity in the event of merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company or of the Business or a part thereof.

     9. Waiver and Modification. Any waiver, alteration or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, that any such waiver, alteration or
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modification is consented to on the Company' behalf by the Board of Directors.
No waiver by any of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

     10. Severability. Whenever possible each provision and term of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or wholly invalid under such applicable law, then (i) such provision or term shall be ineffective only to the extent of such provision or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement and (ii) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

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     11. Governing Law; Submission to Jurisdiction.

          (a) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAW THEREOF.

          (b) EACH OF THE PARTIES HERETO CONSENTS AND AGREES TO THE JURISDICTION OF ANY PROVINCIAL OR FEDERAL COURT SITTING IN THE CITY OR COUNTY OF DENVER, COLORADO, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN.

     12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed effective and given upon actual delivery if presented personally, one business day after the date sent if sent by prepaid telegram, overnight courier service, telex, or by facsimile transmission or five business days after the date sent if sent by certified or registered mail, postage prepaid, return receipt requested, which shall be addressed:

In the case of the Company, to:

                     Red Robin International, Inc.
                     5575 DTC Parkway, Suite 110
                     Englewood, Colorado 80111
                     Attention: John W. Grant
                     Facsimile No.: 303-846-6073

      with a copy to:

                     O'Melveny & Myers LLP
                     610 Newport Center Drive, 17th Floor
                     Newport Beach, California 92660
                     Attention: Gary J. Singer
                     Facsimile No.:   949-823-6994

In the case of Buyer, to:

                     RR Investors, LLC.
                     RR Investors II, LLC
                     c/o Quad-C, Inc.
                     230 East High Street
                     Charlottesville, Virginia 22902
                     Attention: Edward T. Harvey, Jr.
                     Telecopier: (804-979-1145

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      and to:

                     McGuire, Woods, Battle & Boothe LLP
                     One James Center
                     Richmond, Virginia 23219
                     Attention: Leslie A. Grandis
                     Telecopier: 804-775-1061

In the case of the Executive:

                     Michael J. Snyder
                     Red Robin International, Inc.
                     5575 DTC Parkway, Suite 110
                     Englewood, Colorado 80111
                     Facsimile No.: 303-846-6013

      with a copy to:

                     Powers & Therrien, P.S.
                     3502 Tilton Drive
                     Yakima, Washington 98902
                     Attention: Keith Therrien
                              and Leslie Powers
                     Facsimile No.:   509-453-0745

or, in each case, to such other address as may be designated in writing by any such party.

     13. Captions and Section Headings. Captions and section headings herein are for convenience only, are not a part hereof and shall not be used in construing this Agreement.

     14. Entire Agreement. This Agreement, constitutes the entire understanding and agreement of the parties hereto regarding the subject matter hereof.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     16. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            RR INVESTORS, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By: /s/ Edward T. Harvey, Jr.
                                                --------------------------------
                                                    Edward T. Harvey, Jr.
                                                    Vice President


                                            RR INVESTORS II, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By: /s/ Edward T. Harvey, Jr.
                                                --------------------------------
                                                Edward T. Harvey, Jr.
                                                Vice President


                                            RED ROBIN INTERNATIONAL, INC.


                                            By:
                                                --------------------------------
                                                James P.McCloskey
                                                Chief Financial Officer



                                            ------------------------------------
                                            Michael J. Snyder

                                       S-1

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            RR INVESTORS, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By:
                                                --------------------------------
                                                    Edward T. Harvey, Jr.
                                                    Vice President


                                            RR INVESTORS II, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By:
                                                --------------------------------
                                                Edward T. Harvey, Jr.
                                                Vice President


                                            RED ROBIN INTERNATIONAL, INC.


                                            By: /s/James P.McCloskey
                                                --------------------------------
                                                James P.McCloskey
                                                Chief Financial Officer



                                            ------------------------------------
                                            Michael J. Snyder

                                       S-1

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            RR INVESTORS, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By:
                                                --------------------------------
                                                    Edward T. Harvey, Jr.
                                                    Vice President


                                            RR INVESTORS II, LLC
                                            By its manager
                                            Quad-C Management, Inc.


                                            By:
                                                --------------------------------
                                                Edward T. Harvey, Jr.
                                                Vice President


                                            RED ROBIN INTERNATIONAL, INC.


                                            By:
                                                --------------------------------
                                                James P.McCloskey
                                                Chief Financial Officer


                                            /s/ Michael J. Snyder
                                            ------------------------------------
                                            Michael J. Snyder

                                       S-1